UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         April 27, 2005 (April 26, 2005)
                Date of Report (Date of Earliest Event Reported)


                           CAESARS ENTERTAINMENT, INC.
               (Exact name of Registrant as Specified in Charter)


         Delaware                     1-14573                   88-0400631
----------------------------     -----------------------    --------------------
(State or Other Jurisdiction     (Commission                (IRS Employer
of Incorporation)                File Number)               Identification No.)


        3930 Howard Hughes Parkway
            Las Vegas, Nevada                                  89109
--------------------------------------------          --------------------------
   (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (702) 699-5000


                                                 N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Other Events.

On April 26, 2005, the Registrant, by and through certain of its subsidiaries, consummated the sale of the Atlantic City Hilton and Bally's Tunica to an affiliate of Colony Capital, LLC. Pursuant to the same transaction, Harrah's Entertainment, Inc., by and through certain of its subsidiaries, sold Harrah's East Chicago and Harrah's Tunica. The purchaser acquired substantially all of the operating assets and assumed certain liabilities of the Registrant's properties for approximately $612 million and of the Harrah's properties for approximately $627 million. The information set forth in the joint press release announcing the consummation of the disposition is incorporated herein by reference and attached hereto.

In connection with the consummation of the transaction, the Registrant, Harrah's and the purchaser have agreed that certain of the representations, warranties, covenants and agreements set forth in the asset purchase agreement shall terminate as of the consummation of the transaction in exchange for an adjustment to the purchase price of approximately $5 million from each of the Registrant and Harrah's.



Item 9.01         Financial Statements and Exhibits.

(c)  Exhibits:


99.1 Joint Press Release issued by Caesars Entertainment, Inc. and Harrah's Entertainment, Inc. on April 26, 2005.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CAESARS ENTERTAINMENT, INC.


                                         By:    /s/ WESLEY D. ALLISON
                                               --------------------------------
                                               Name:   WESLEY D. ALLISON
                                               Title:  Senior Vice President,
                                                       Controller and Interim
                                                       Chief Financial Officer


Dated: April 27, 2005

                                  EXHIBIT INDEX

Exhibit No.      Description

99.1 Joint Press Release issued by Caesars Entertainment, Inc. and Harrah's Entertainment, Inc. on April 26, 2005.